Exhibit 99.B(d)(17)(v)

AMENDED SCHEDULE A

to the

AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

ING MUTUAL FUNDS

OPERATING EXPENSE LIMITS

	Maximum Operating Expense Limit (as a percentage of average net assets)
Name of Fund[1]	Class
	A	B	C	I	O	R	W
ING Asia-Pacific Real Estate Fund Initial Term Expires March 1, 2009	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A

[1]	This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.
[2]

The operating expense limits apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest. The operating expense limits for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 0.50% and 0.25%, respectively, at the Fund level, effective March 1, 2010.

[3]

The operating expense limits, including the expenses of the underlying investment companies in which the Funds invest, for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 1.65% and 1.40%, respectively, effective March 1, 2010.

[4]	Class W Shares effective December 17, 2007 and the Initial Term for Class W Shares expires March 1, 2010.
[5]

Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Global Bond Fund and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

[6]

Class W Shares of ING Global Bond Fund and ING International Value Choice Fund effective June 1, 2009. The Initial Term for Class W Shares of ING Global Bond Fund and ING International Value Choice Fund expires March 1, 2011 and March 1, 2010, respectively.

[7]	Initial Term for Class A and Class I Shares of ING Russia Fund expires March 1, 2011.
[8]	Class W Shares of ING International Capital Appreciation Fund effective February 26, 2010. The Initial Term for Class W Shares of ING International Capital Appreciation Fund expires March 1, 2011.

	Maximum Operating Expense Limit (as a percentage of average net assets)
Name of Fund[1]	Class
	A	B	C	I	O	R	W
ING Diversified International Fund[2,4,5] Term Expires March 1, 2010	0.50%	1.25%	1.25%	0.25%	0.35%	0.75%	0.10%

Total Expense Limit [3] including expenses of the underlying investment companies	1.65%	2.40%	2.40%	1.40%	1.47%	1.90%	1.22%

ING Emerging Countries Fund[4] Initial Term Expires March 1, 2006	2.25%	2.90%	2.90%	1.75%	N/A	N/A	1.90%

ING European Real Estate Fund Initial Term Expires March 1, 2009	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A

[1]	This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.
[2]

The operating expense limits apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest. The operating expense limits for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 0.50% and 0.25%, respectively, at the Fund level, effective March 1, 2010.

[3]

The operating expense limits, including the expenses of the underlying investment companies in which the Funds invest, for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 1.65% and 1.40%, respectively, effective March 1, 2010.

[4]	Class W Shares effective December 17, 2007 and the Initial Term for Class W Shares expires March 1, 2010.
[5]

Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Global Bond Fund and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

[6]

Class W Shares of ING Global Bond Fund and ING International Value Choice Fund effective June 1, 2009. The Initial Term for Class W Shares of ING Global Bond Fund and ING International Value Choice Fund expires March 1, 2011 and March 1, 2010, respectively.

[7]	Initial Term for Class A and Class I Shares of ING Russia Fund expires March 1, 2011.
[8]	Class W Shares of ING International Capital Appreciation Fund effective February 26, 2010. The Initial Term for Class W Shares of ING International Capital Appreciation Fund expires March 1, 2011.

	Maximum Operating Expense Limit (as a percentage of average net assets)
Name of Fund[1]	Class
	A	B	C	I	O	R	W
ING Foreign Fund[4] Initial Term Expires March 1, 2006	1.95%	2.70%	2.70%	1.60%	N/A	N/A	1.45%

ING Global Bond Fund[5],6 Initial Term Expires March 1, 2008 Initial Term for Class O Shares Expires March 1, 2010 Initial Term for Class W Shares Expires March 1, 2011	0.90%	1.65%	1.65%	0.61%	0.90%	N/A	0.65%

ING Global Natural Resources Fund Initial Term Expires March 1, 2011	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%

ING Global Real Estate Fund[4] Initial Term Expires March 1, 2007	1.75%	2.50%	2.50%	1.50%	1.75%	N/A	1.50%

[1]	This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.
[2]

The operating expense limits apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest. The operating expense limits for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 0.50% and 0.25%, respectively, at the Fund level, effective March 1, 2010.

[3]

The operating expense limits, including the expenses of the underlying investment companies in which the Funds invest, for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 1.65% and 1.40%, respectively, effective March 1, 2010.

[4]	Class W Shares effective December 17, 2007 and the Initial Term for Class W Shares expires March 1, 2010.
[5]

Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Global Bond Fund and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

[6]

Class W Shares of ING Global Bond Fund and ING International Value Choice Fund effective June 1, 2009. The Initial Term for Class W Shares of ING Global Bond Fund and ING International Value Choice Fund expires March 1, 2011 and March 1, 2010, respectively.

[7]	Initial Term for Class A and Class I Shares of ING Russia Fund expires March 1, 2011.
[8]	Class W Shares of ING International Capital Appreciation Fund effective February 26, 2010. The Initial Term for Class W Shares of ING International Capital Appreciation Fund expires March 1, 2011.

	Maximum Operating Expense Limit (as a percentage of average net assets)
Name of Fund[1]	Class
	A	B	C	I	O	R	W
ING Index Plus International Equity Fund Term Expires March 1, 2011	1.15%	1.90%	1.90%	0.90%	1.15%	N/A	N/A

ING International Capital Appreciation Fund[8] Initial Term Expires March 1, 2011	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%

ING International SmallCap Multi-Manager Fund[4],5 Initial Term Expires March 1, 2006 Initial Term for Class O Shares Expires March 1, 2010	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	1.60%

[1]	This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.
[2]

The operating expense limits apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest. The operating expense limits for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 0.50% and 0.25%, respectively, at the Fund level, effective March 1, 2010.

[3]

The operating expense limits, including the expenses of the underlying investment companies in which the Funds invest, for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 1.65% and 1.40%, respectively, effective March 1, 2010.

[4]	Class W Shares effective December 17, 2007 and the Initial Term for Class W Shares expires March 1, 2010.
[5]

Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Global Bond Fund and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

[6]

Class W Shares of ING Global Bond Fund and ING International Value Choice Fund effective June 1, 2009. The Initial Term for Class W Shares of ING Global Bond Fund and ING International Value Choice Fund expires March 1, 2011 and March 1, 2010, respectively.

[7]	Initial Term for Class A and Class I Shares of ING Russia Fund expires March 1, 2011.
[8]	Class W Shares of ING International Capital Appreciation Fund effective February 26, 2010. The Initial Term for Class W Shares of ING International Capital Appreciation Fund expires March 1, 2011.

	Maximum Operating Expense Limit (as a percentage of average net assets)
Name of Fund[1]	Class
	A	B	C	I	O	R	W
ING International Value Choice Fund[6] Initial Term Expires March 1, 2006 Initial Term for Class W Shares Expires March 1, 2010	1.70%	2.45%	2.45%	1.45%	N/A	N/A	1.45%

ING Russia Fund[7] Initial Term Expires March 1, 2006 Initial Term for Class A and Class I Shares Expires March 1, 2011	2.75%	N/A	N/A	2.50%	N/A	N/A	N/A

/s/ HE
HE

Date Last Amended: March 6, 2010

[1]	This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.
[2]

The operating expense limits apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest. The operating expense limits for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 0.50% and 0.25%, respectively, at the Fund level, effective March 1, 2010.

[3]

The operating expense limits, including the expenses of the underlying investment companies in which the Funds invest, for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 1.65% and 1.40%, respectively, effective March 1, 2010.

[4]	Class W shares effective December 17, 2007 and the Initial Term for Class W Shares expires March 1, 2010.
[5]

Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Global Bond Fund and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

[6]

Class W Shares of ING Global Bond Fund and ING International Value Choice Fund effective June 1, 2009. The Initial Term for Class W Shares of ING Global Bond Fund and ING International Value Choice Fund expires March 1, 2011 and March 1, 2010, respectively.

[7]	Initial Term for Class A and Class I Shares of ING Russia Fund expires March 1, 2011.
[8]	Class W Shares of ING International Capital Appreciation Fund effective February 26, 2010. The Initial Term for Class W Shares of ING International Capital Appreciation Fund expires March 1, 2011.